EXHIBIT 10

        THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
                        LOAN AGREEMENT


     THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT, dated as of February 11, 1998 (this "Amendment"), between AMERICAN OILFIELD DIVERS, INC., a Louisiana corporation ("Borrower") and FIRST NATIONAL BANK OF COMMERCE, a national banking association ("Lender").

                     W I T N E S S E T H:

     WHEREAS, Borrower and Lender have heretofore entered into a Second Amended and Restated Loan Agreement dated as of April 3, 1996, as heretofore amended by that certain First Amendment thereto between Borrower and Lender dated as of March 28, 1997, and by that certain Second Amendment thereto between Borrower and Lender dated as of June 12, 1997 (as so amended, the "Loan Agreement"), pursuant to which Lender agreed to provide Borrower with certain credit facilities consisting of a revolving line of credit, a commitment for the issuance of letters of credit, and a term loan under the terms and conditions more fully described therein; and,

     WHEREAS, Borrower has requested that Lender increase its commitment to make Revolving Loans and to issue Credits pursuant to the terms of the Loan Agreement to an aggregate amount not to exceed $25,000,000.00 at any time, and Lender has agreed to so increase its commitment subject to the terms and conditions of the Amendment.

     NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants hereinafter set forth and intending to be legally bound hereby, agree as follows:

     1. Defined Terms. Capitalized terms used herein which are defined in the Loan Agreement are used herein with such defined meanings unless otherwise defined herein.

     2.   Amendments to Loan Agreement.

          (a) Contemporaneously herewith, Borrower has executed and delivered to Lender that certain promissory note made by Borrower dated February 11, 1998, payable to the order of Lender in the principal sum of Twenty-Five Million and No/100 ($25,000,000.00) Dollars, which note has been given in renewal and extension, but not as a novation, of that certain promissory note made by Borrower dated April 3, 1996, payable to the order of Lender in the principal sum of $15,000,000.00, as said promissory note was heretofore amended by the First and Second Amendments to the Loan Agreement dated as of March 28, 1997, and June 12, 1997, respectively. Accordingly, the definition of the term "Revolving Note" in Article I of the Loan Agreement is hereby amended to read as follows:

     (49) "Revolving Note" shall mean that certain promissory note made by Borrower dated February 11, 1998, payable to the order of Lender in the principal sum of $25,000,000.00, which evidences the Revolving
     Loans made pursuant to the terms hereof, together with any and all promissory notes given in renewal, extension and modification thereof.

All references in the Loan Agreement  to  the  term  "Revolving
Note" shall henceforth refer to such note as defined in this Amendment.

          (b)  The  definition  of the term "Ship Mortgages" in
Article I of the Loan Agreement is hereby amended to read as follows:

     (52)    "Ship  Mortgages"  shall  mean, collectively,
     collectively, (i) that certain Preferred  Mortgage by
     S & H Diving Corporation (predecessor to S  &  H)  in
     favor  of  Lender  dated  August  9,  1994, (ii) that
     certain Fleet Preferred Mortgage by APM  in  favor of
     Lender  dated  September 22, 1994, (iii) that certain
     Preferred Mortgage  by  Borrower  in  favor of Lender
     dated September 22, 1994, (iv) that certain Preferred
     Mortgage by S & H Diving Corporation (predecessor  to
     S  &  H)  in favor of Lender dated April 3, 1995, and
     (v) that certain Preferred Mortgage by S & H in favor
     of  Lender dated  May  13,  1996,  as  each  of  said
     instruments  have been amended or may be amended from
     time to time.   The  term "Ship Mortgages" shall also
     include any additional  preferred  ship mortgages now
     existing  or hereafter from time to time  granted  by
     any  Grantor   affecting  any  and  all  Coast  Guard
     documented vessels as security for any indebtedness of Borrower to Lender.

          (c)  All references in Articles II and VI of the Loan
Agreement to the dollar amount of "$15,000,000.00" are hereby deleted and replaced with references to the dollar amount of "$25,000,000.00".

          (d) The last sentence of Article VI, Section (a) of the Loan Agreement is hereby amended to read as follows:

     In no event shall a Credit be issued by Lender if the
     sum  of  the  face amount thereof, when added to  the
     aggregate   unfunded    amounts   of   Credits   then
     outstanding, would exceed  $7,500,000.00, nor shall a
     Credit be issued by Lender if  the  sum  of  the face
     amount   thereof,  when  added  to  the  sum  of  the
     aggregate    unfunded   amounts   of   Credits   then
     outstanding  plus   the   aggregate   amount  of  the
     Revolving Loans at such time outstanding, would exceed the lesser of (i) $25,000,000.00, or (ii) the Net Collateral Value in effect at such time.

     3. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall not be effective unless and until Lender receives, on or prior to February 13, 1998, an executed copy of the Revolving Note (as herein defined), an executed counterpart of this Amendment, resolutions of the Board of Directors of Borrower authorizing the transactions contemplated hereby, and a letter from each of the Grantors other than Borrower consenting to the transactions contemplated hereby, confirming their respective Security Instruments, and agreeing that such Security Instruments shall secure payment of all obligations of Borrower to Lender, including without limitation the increased amount of the Revolving Loans made available hereunder.

     4. Representations; No Default. On and as of the date hereof, and after giving effect to this Amendment, Borrower
(a) confirms, reaffirms and restates the representations and warranties set forth in the Loan Agreement and in the Security Instruments to which it is a party; provided, that each reference to the Loan Agreement therein shall be deemed included the Loan Agreement as amended by this Amendment; and
(b) represents that no Default or Event of Default has occurred and is continuing.

     5. Security Instruments. All of the liens, privileges, priorities and equities existing and to exist under and in accordance with the terms of the Security Instruments are hereby renewed, extended and carried forward as security for all of the Loans and all other debts, obligations and liabilities of Borrower to Lender, including without limitation the increased amount of Revolving Loans and Credit Obligations made available hereunder.

     6.   Payment  of  Expenses.   Borrower  agrees  to  pay or
reimburse Lender for all reasonable legal fees and expenses  of
counsel   to   Lender   in  connection  with  the  transactions
contemplated by this Amendment.

     7. Governing Law: Counterparts. The Amendment shall be governed by and construed in accordance with the laws of the State of Louisiana. This Amendment may be executed in any number of counterparts, all of which counterparts, when taken together, shall constitute one and the same instrument.

     8.   Continued  Effect.   Except   as  expressly  modified
herein, the Loan Agreement shall continue  in  full  force  and
effect.   The  Loan  Agreement  as  amended  herein  is  hereby
ratified and confirmed by the parties hereto.

     IN  WITNESS  WHEREOF,  the parties hereto have caused this
Amendment  to  be  executed  and   delivered  as  of  the  date
hereinabove provided by their undersigned authorized officers, each hereunto duly authorized.


                              AMERICAN OILFIELD DIVERS, INC.

                                      /s/ Cathy M. Green
                              By:_____________________________________
                                      Cathy M. Green,
                                   Chief Financial Officer



                              FIRST NATIONAL BANK OF  COMMERCE

                                    Nemesio Viso
                              By:______________________________________

                                     Vice President
                              Title:_____________________________________